Subsequent Events	12 Months Ended
Jun. 30, 2025
Subsequent Events [Abstract]
Subsequent Events

14.	Subsequent Events

On August 11, 2025, the Company closed an underwritten public offering of (i) 5,620,000 units (the “Units”), with each Unit consisting of one share of common stock and one warrant (the “Warrants”) and (ii) 380,000 pre-funded units (the “Pre-Funded Units”), with each Pre-Funded Unit consisting of one pre-funded warrant and one Warrant. The underwriter also exercised its over-allotment option in part and purchased an additional 667,300 Warrants. The offering resulted in net proceeds of approximately $10.4 million, after deducting underwriting discounts and commissions and other estimated offering expenses. Each Unit was sold to the public at a price of $2.00 per Unit and each Pre-Funded Unit was sold to the public at a price of $1.999 per Pre-Funded Unit (which represents the public offering price of each Unit less the $0.0001 per share nominal exercise price for each Pre-Funded Warrant). On August 8, 2025, the Warrants commenced trading on The Nasdaq Capital Market under the symbol “BIVIW.” Each Warrant is immediately exercisable, entitles the holder to purchase one share of common stock at an exercise price of $2.50 per share and expires five years from the date of issuance. Each Pre-Funded Warrant is immediately exercisable, entitles the holder to purchase one share of common stock and may be exercised at any time until exercised in full.